EX-99.B.10

                         Consent of Independent Auditors






The Board of Directors of Aetna Life Insurance and Annuity Company and Contractholders of Aetna Variable Annuity Account B:



We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement (File No. 333-56297) on Form N-4 our reports dated February 3, 1999 and February 26, 1999.





                                                          /s/ KPMG LLP



Hartford, Connecticut
May 5, 1999